Exhibit 99.1

MEDIMMUNE APPOINTS CFO, PROMOTES SEVERAL SENIOR EXECUTIVES

GAITHERSBURG, MD, April 21, 2004 – MedImmune, Inc. (Nasdaq: MEDI) announced today that it has appointed Lota S. Zoth, formerly vice president and controller, as senior vice president and chief financial officer, and has promoted the following executives, reflecting their expanded responsibilities: Joan Brandt, Ph.D. to vice president, corporate quality control; Michael J. Cowan to vice president, corporate quality assurance; Christine Dingivan, M.D. to vice president, clinical development, head of strategic operations; Lori A. Weiman to vice president, corporate communications; and Peter C. Young to vice president, information technology.

“It is with great pleasure that I announce Lota’s appointment as our new CFO,” said David M. Mott, MedImmune’s chief executive officer. “Since joining the organization in 2002, Lota has proven her value as an exceptional financial executive, an outstanding leader and a terrific asset.”

As chief financial officer, Ms. Zoth is now responsible for oversight of the controller’s group, treasury, risk management, information technology and corporate communications. Prior to joining MedImmune in August 2002, she was senior vice president and corporate controller for PSINet, Inc. She also previously served as vice president, corporate controller and chief accounting officer of Sodexho Marriott Services, Inc. and has worked for Marriott International, Inc., PepsiCo, Inc. and Ernst & Young. Ms. Zoth is a certified public accountant, and holds a bachelor’s of business administration in accounting from Texas Tech University.

“As the MedImmune organization continues to expand scientifically and commercially, I am pleased to recognize several individuals who play key roles in our future direction,” Mott added. “From our existing, high-caliber talent pool, we have created two new vice president-level functions within our quality organization and a third within the clinical development group. We have also elevated the corporate communications and information technology functions, reflecting their important contributions to our continued success.”

In her new role as vice president, corporate quality control, Dr. Joan Brandt oversees quality control operations at all MedImmune facilities worldwide. Having joined MedImmune in 2001 as senior director, quality assurance, she most recently served as senior director, corporate quality control. Prior to joining MedImmune, Dr. Brandt was vice president, quality control for Parkedale Pharmaceuticals and held a number of increasingly responsible positions in quality at the Hyland Immuno Division of Baxter International. Dr. Brandt received a bachelor’s degree in chemistry and a doctorate degree in synthetic organic medicinal chemistry from the Catholic University of America. She also served as a post-doctoral fellow at the Johns Hopkins Regional Oncology Center.

With more than 20 years of quality and microbiology experience, Mr. Michael J. Cowan was appointed vice president, corporate quality assurance in January 2004. He is responsible for all corporate quality assurance activities associated with MedImmune’s product pipeline and for the release of all products to market. Mr. Cowan previously served as senior director, corporate quality assurance and held a number of increasingly responsible positions in quality and quality assurance at MedImmune. Prior to joining Aviron (now MedImmune Vaccines, Inc.) in July 1999 as director, technical operations, Mr. Cowan served as senior director, quality assurance at North American Vaccine, Inc. as well as in other capacities at Raytheon Engineers and Constructors, Lederle Biologicals, Cell Products and Penick Corporation. He holds a bachelor’s and a master’s degree in microbiology from Rutgers University.

Dr. Christine Dingivan was appointed vice president, clinical development, head of strategic operations in January 2004. She joined MedImmune in 1996 as director, medical sciences in the Medical Affairs Department. Prior to being named vice president, she served as project director for the siplizumab GvHD, transplant and psoriasis programs. Since 2002, Dr. Dingivan has developed strategic operations as the core operational component for the clinical development department, consolidating the clinical operations, training, medical writing, investigational drug management, clinical trials, contracts and business management functions.  Dr. Dingivan received her bachelor’s degree in biomedical and chemical engineering from the University of Pennsylvania and her medical degree from Dartmouth Medical School. She completed her residency in general surgery at Northwestern University.

Ms. Lori A. Weiman has more than 20 years of experience in communications, training and research in the healthcare, financial services, accounting and legal industries. As MedImmune’s vice president, corporate communications, Ms. Weiman is responsible for the company’s investor relations, public relations, media relations, employee communications, community relations and e-communication functions. Under her leadership, MedImmune’s investor relations function and the company’s website were recently recognized as one of the leaders in the biotechnology and healthcare industries by the Institutional Investor Research Group and the IR Web Report. Prior to joining MedImmune in 1999, Ms. Weiman was the director of investor relations and corporate communications at MGI Pharma, Inc., a biopharmaceutical company focused on oncology and immunology. Previously, she held a number of increasingly responsible positions at the Inter-Regional Financial Group; McGladrey & Pullen; and at Katz, McAndrews, Durkee Balch and Lefstein, P.C. Ms. Weiman holds a bachelor’s degree in english and political science from Luther College.

Mr. Peter C. Young was appointed vice president, information technology in January 2004. He is responsible for the direction of the information technology departments at MedImmune’s seven locations across the globe. Mr. Young previously held the position of senior director, information technology where he directed all integration activities resulting from the acquisition of Aviron in 2002, including consolidation and/or synchronization of staff, systems, facilities and IT business procedures. Mr. Young joined MedImmune in June 1992 as manager, information technology. Prior to joining MedImmune, he served as senior telecommunications analyst at Ameritech Services, technology specialist at Ameritech Applied Technologies and engineer at Indiana Bell Telephone. Mr. Young received his master’s degree in business administration from Indiana Wesleyan University and his bachelor’s degree in computer science and economics from Wittenberg University.

About MedImmune, Inc.

MedImmune is a leading biotechnology company focused on researching, developing and commercializing products to prevent or treat infectious disease, autoimmune disease and cancer. MedImmune actively markets four products, Synagis® (palivizumab), Ethyol® (amifVostine), FluMist™ (Influenza Virus Vaccine Live, Intranasal) and CytoGam® (cytomegalovirus immune globulin intravenous (human)), and has additional products in clinical testing. MedImmune employs approximately 1,800 people, is headquartered in Gaithersburg, Maryland, and has additional operations in Frederick, Maryland, as well as Pennsylvania, California, the United Kingdom and the Netherlands. For more information on MedImmune and its products, visit the company’s website at www.medimmune.com.

This announcement may contain, in addition to historical information, certain forward-looking statements that involve risks and uncertainties. Such statements reflect management’s current views and are based on certain assumptions. Actual results could differ materially from those currently anticipated as a result of a number of factors, including risks and uncertainties discussed in MedImmune’s filings with the U.S. Securities and Exchange Commission. The company is developing several products for potential future marketing. There can be no assurance that such development efforts will succeed, that such products will receive required regulatory clearance or that, even if such regulatory clearance were received, such products would ultimately achieve commercial success.

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